                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): OCTOBER 25, 2005

                            PER-SE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          000-19480                                       58-1651222
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   (Commission File Number)                   (IRS Employer Identification No.)


1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA                30004
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       (Address of Principal Executive Offices)                     (Zip Code)


                                 (770) 237-4300
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              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 25, 2005, the Compensation Committee of the Board of Directors of Per-Se Technologies, Inc. ("Per-Se") adopted the First Amendment to the Per-Se Employees' Retirement Savings Plan (the "Per-Se 401(k) Plan"). The amendment, which is effective as of January 1, 2006, makes the changes required for the Per-Se 401(k) Plan to qualify for the exemption from the nondiscrimination testing requirements set forth in Sections 401(k)(12) and 401(m)(11) of the Internal Revenue Code of 1986, as amended, including providing for "safe harbor" matching contributions (Per-Se will match 100% of the first
4% of each participant's compensation contributed to the plan, and Per-Se's matching contributions will be fully vested). A copy of the First Amendment to the Per-Se 401(k) Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT
                  NUMBER        EXHIBIT TITLE
                  ------        -------------
                  10.1          First Amendment to the Per-Se Technologies, Inc.
                                Employees' Retirement Savings Plan.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2005

                                   PER-SE TECHNOLOGIES, INC.



                                   By: /s/ Chris E. Perkins
                                      ----------------------------------------
                                       Chris E. Perkins
                                       Executive Vice President
                                       and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER             EXHIBIT TITLE
--------------             -------------
10.1                       First Amendment to the Per-Se Technologies, Inc.
                           Employees' Retirement Savings Plan.